SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 2, 2005

Main Street Banks, Inc.

(Exact Name of Registrant as Specified in Charter)

Georgia	000-25128	58-2104977
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3500 Lenox Road, Atlanta, Georgia 30326

(Address of Principal Executive Offices, including Zip Code)

(770) 786-3441

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On November 2, 2005, Main Street Banks, Inc. (the “Registrant”) issued a press release announcing that Samuel B. Hay III, its president and chief executive officer, will make a presentation and participate in a panel discussion at the Sterne, Agee & Leach, Inc. 2005 Southeast Bank Symposium in Birmingham, Alabama on Monday, November 7, 2005. A copy of the press release issued by the Registrant is filed herewith as Exhibit 99.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

99	Press Release of Registrant dated November 2, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 2, 2005	MAIN STREET BANKS, INC.

	By:	/s/ Samuel B. Hay III
Samuel B. Hay III
President and Chief Executive Officer

Exhibit Index

Exhibit Number	Description of Document
99	Press Release of Registrant dated November 2, 2005.